SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )

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Check the appropriate box:

□	Preliminary proxy statement

□	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

□	Definitive additional materials.

□	Soliciting material under Rule 14a-12.

Managed Portfolio Series
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
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□
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Tortoise North American Pipeline Fund
Tortoise Global Water ESG Fund
Tortoise Digital Payments Infrastructure Fund

Each, a Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
January 23, 2020

Dear Shareholder,

Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment.  We need your help with the upcoming special joint meeting of shareholders of the Tortoise North American Pipeline Fund (the “Pipeline Fund”), the Tortoise Global Water ESG Fund (the “Water Fund”) and the Tortoise Digital Payments Infrastructure Fund (the “Digital Payments Fund”) (each, a “Fund” and together, the “Funds”), each a series of Managed Portfolio Series (the “Trust”), to vote on important proposals affecting the Funds.  The meeting will be held on March 16, 2020, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. local time.

Shareholders of each Fund are being asked to approve a new investment sub-advisory agreement between Tortoise Index Solutions, LLC (“TIS”), on behalf of each Fund, and Vident Investment Advisory, LLC (“Vident”), which would enable Vident to serve as a new sub-adviser for each Fund.  Importantly, the new sub-advisory agreement will not result in any increase in shareholder fees.

Shareholders of each Fund will also be asked to approve a “manager of managers” arrangement for each Fund that would grant each Fund and TIS greater flexibility with respect to changing sub-advisory arrangements without shareholder approval. Under the proposed manager of managers arrangement, and subject to TIS’ receipt of an exemptive order for the U.S. Securities and Exchange Commission, TIS would be able to hire a new sub-adviser or materially amend an existing sub-advisory arrangement for a Fund with approval of the Trust’s Board of Trustees but without the approval of Fund shareholders. Shareholders would receive an information statement describing any new or amended sub-advisory arrangements. Approval of the proposed  “manager of managers” arrangement will not result in any increase in shareholder fees.

The Questions and Answers section that follows discusses the proposals regarding the new investment sub-advisory agreement and “manager of managers” arrangement.  The proxy statement itself provides greater detail about the proposals.  The Board of Trustees recommends that you read the enclosed materials carefully and vote “FOR” the proposals.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.
•	Internet: Access the website shown on your proxy card and follow the online instructions.
•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.
•	In person: Attend the special joint shareholder meeting on March 16, 2020.

Thank you for your response and for your continued investment in the Funds.

Sincerely, /s/ Brian R. Wiedmeyer Brian R. Wiedmeyer President of Managed Portfolio Series

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.
You are receiving the Proxy Statement in connection with the special shareholder meeting (the “Special Meeting”) of the Tortoise North American Pipeline Fund, the Tortoise Global Water ESG Fund and the Tortoise Digital Payments Infrastructure Fund (each a “Fund,” and together, the “Funds”). At the Special Meeting, shareholders will be asked to approve a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Tortoise Index Solutions, LLC (“TIS” or the “Adviser”) and Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”) (“Proposal 1”).

Shareholders of each Fund are also being asked to approve a “manager of managers” arrangement for each Fund that would grant each Fund and TIS greater flexibility with respect to changing sub-advisory arrangements without shareholder approval (“Proposal 2”).

At a meeting of the Trust’s Board of Trustees (the “Board”) held on January 7, 2020, the Board approved the Sub-Advisory Agreement.

Q.	Will the Funds’ fees for investment advisory services increase in connection with Proposal 1?

A.
No. The unitary fee rate currently payable by each Fund to the Adviser will not change. The sub-advisory fee rates will be paid by TIS to Vident, and therefore will not change the unitary fee rate with respect to the Funds.

Q.	Why are the Funds proposing to add Vident as investment sub-adviser?

A.
TIS has proposed adding Vident as investment sub-adviser for each Fund in order to have Vident assume responsibility for the day-to-day management of the Funds. Vident provides enhanced infrastructure, processes, experience and redundancy relative to the current in-house capabilities of TIS, and TIS believes they will provide better overall service for shareholders. Vident has automated several processes that are currently done manually by TIS and Vident has more extensive brokerage coverage and trade performance review than TIS. The portfolio managers from Vident that have been proposed to serve as portfolio managers to the Funds have extensive backgrounds managing ETFs that exceeds the experience of the Funds’ current portfolio manager. In addition, Vident offers redundancies that will benefit shareholders. With Vident as sub-adviser the Funds will be managed by a team of three portfolio managers versus the one portfolio manager currently managing the Funds. Vident also has multiple office locations with redundant power sources at each office.

As Sub-Adviser, Vident will assume responsibility for daily monitoring of Fund positions and variances versus their benchmark indexes, monitoring portfolio holdings for adherence to investment restrictions and trading as needed due to events such as an index rebalancing, all subject to the supervision of the Adviser and the Board. In connection with approval of Proposal 1, each Fund would add Austin Wen, Denise Krisko and Habib Moudachirou, each an employee of Vident, as portfolio managers. Each Fund will continue to be managed with the investment objective to seek to track the investment results that correspond (before fees and expenses) generally to the total return performance of its target underlying index licensed by TIS.

Q.	Why am I being asked to vote on Proposal 2?

A.
TIS intends to seek exemptive relief from the Securities and Exchange Commission (the “SEC”) that will provide TIS with the flexibility to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisers, with the approval of the Board, but without shareholder approval. This exemptive relief would allow the Funds to avoid the costs and delays associated with holding a shareholder meeting. This is referred to as “manager of managers” relief. There is no guarantee that the SEC will grant such relief.

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The proposed “manager of managers” relief will empower the Board, on behalf of the Funds, to approve a new sub-adviser, or change an existing sub-adviser, without a proxy solicitation. Under the arrangement, shareholders will receive substantially the same information about a sub-adviser change as they would have received if they had received voting materials for the change. This information will be delivered to shareholders within 90 days after the change. The Board, including a majority of the trustees who are not interested persons of the Trust as defined under the Investment Company Act of 1940, as amended, is required to approve any agreement with a new sub-adviser or any change in an existing sub-adviser’s agreement.

Q.	Would the Funds have to pay more fees or expenses with the “manager of managers” structure?

A.
 No. If a new sub-adviser charges a higher fee than its predecessor (or if an existing sub-adviser increases its fee), TIS would not be permitted to pass these costs on to the Funds without first obtaining shareholder approval. Therefore, a new sub-adviser may charge a higher fee than its predecessor (or an existing sub-adviser may increase its fee) without shareholder approval, as long as the increase in sub-advisory fees does not result in an increase in the Fund’s overall management fee.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposals.

Q.	Who is eligible to vote?

A.
Any person who owned shares of a Fund on the “record date,” which is January 14, 2020 (even if that person has since sold those shares), is eligible to vote on the Proposals with respect to their Fund.

Q.	Will the Funds pay for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.
No. The Funds will not bear any of the expenses incurred in connection with preparing the proxy statement and its enclosures nor any of the related legal and solicitation expenses. Those expenses will be borne by TIS or an affiliate of TIS.

Q.	What vote is required to approve the proposals? What will happen if shareholders do not approve a Proposal with respect to a Fund?

A.
Each Proposal requires the vote of the “majority of the outstanding voting securities” of a Fund.  Under the Investment Company Act of 1940, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special joint meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Each Fund will vote separately on the Proposals. It is possible that the Proposals may be approved by shareholders of one Fund but not by shareholders of another. If that were the case, management expects that the shareholder meeting would be adjourned for the particular Fund to give more time to solicit shareholder votes in favor of the Proposal or Proposals that did not receive shareholder approval.  Each Proposal will be implemented with respect to the Funds that approved it. If shareholders of any Fund do not approve a Proposal,  Funds whose shareholders did not approve the particular Proposal will continue to operate without Vident as an investment sub-adviser (if Proposal 1 is not approved) or without utilizing a “manager of managers” arrangement (if Proposal 2 is not approved).  In that case, the Board will consider other possible courses of action.

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Q.	How can I cast my vote?

A.	You may vote in any of four ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions

•	By mailing in your proxy card.

•	In person at the meeting in Milwaukee, Wisconsin on March 16, 2020.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

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IMPORTANT INFORMATION FOR SHAREHOLDERS

Tortoise North American Pipeline Fund
Tortoise Global Water ESG Fund
Tortoise Digital Payments Infrastructure Fund

Each, a series of Managed Portfolio Series

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To be held March 16, 2020

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special joint meeting of shareholders (the “Special Meeting”) of the Tortoise North American Pipeline Fund,  the Tortoise Global Water ESG Fund and the Tortoise Digital Payments Infrastructure Fund (each, a “Fund” and together, the “Funds”) on March 16, 2020, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description	Funds
1	To approve a new investment sub-advisory agreement between Tortoise Index Solutions, LLC and Vident Investment Advisory, LLC.	Each Fund
2
To approve a “manager of managers” arrangement that would grant each Fund and Tortoise Index Solutions, LLC greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board of Trustees of the Trust.
Each Fund

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposals.

Shareholders of record of the Funds at the close of business on the record date, January 14, 2020, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about January 28, 2020, to such shareholders of record.

By Order of the Board of Trustees, /s/ Thomas A. Bausch Thomas A. Bausch Secretary of Managed Portfolio Series

Milwaukee, Wisconsin
January 23, 2020

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the telephone voting instructions found on the enclosed proxy card or to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Tortoise North American Pipeline Fund
Tortoise Global Water ESG Fund
Tortoise Digital Payments Infrastructure Fund

Each, a Series of Managed Portfolio Series
PROXY STATEMENT

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL JOINT MEETING OF SHAREHOLDERS
March 16, 2020

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special joint meeting of shareholders of the Tortoise North American Pipeline Fund (the “Pipeline Fund”), the Tortoise Global Water ESG Fund (the “Water Fund”) and the Tortoise Digital Payments Infrastructure Fund (the “Digital Payments Fund”) (each, a “Fund” and, together, the “Funds”) to be held on March 16, 2020 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment sub-advisory agreement between Tortoise Index Solutions, LLC (“TIS” or the “Adviser”), and Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”) on behalf of each Fund; (ii) a “manager of managers” arrangement that would grant each Fund and TIS greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Board; and (iii) to transact such other business as may be properly brought before the Special Meeting.

Shareholders of record at the close of business on the record date, established as January 14, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about January 28, 2020.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on March 16, 2020:
The Notice of Meeting and Proxy Statement
are available at vote.proxyonline.com

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions, LLC (“AST”) at 1-800-967-5071.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Funds’ annual report for the fiscal year ended November 30, 2019, or the most recent semi-annual report for the Funds, please contact the Trust at 1-855-822-3863 or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

Background

Currently, TIS provides investment advisory services to each Fund pursuant to an investment advisory agreement with the Trust dated January 31, 2018 (the “Advisory Agreement”). The Advisory Agreement provides that TIS may carry out any of its obligations to the Trust and the Fund under this Advisory Agreement by employing, subject to the direction and control of the Board, one or more sub-advisers. TIS has proposed adding Vident as investment sub-adviser for each Fund in order to have Vident assume responsibility for the day-to-day management of the Funds. In that capacity, Vident will assume responsibility for daily monitoring of Fund positions and variances versus their benchmark indexes, monitoring portfolio holdings for adherence to investment restrictions and trading as needed due to events such as an index rebalancing, all subject to the supervision of the Adviser and the Board. Each Fund will continue to be managed with the investment objective to seek to track the investment results that correspond (before fees and expenses) generally to the total return performance of its target underlying index licensed by TIS.

TIS will continue to serve as each Fund’s investment adviser and maintain overall responsibility for the general management and administration of the Funds. In conjunction with the proposal to add Vident as a sub-adviser to the Fund, TIS intends add the following individuals, each an employee of Vident, as portfolio managers of each Fund:

Austin Wen, CFA
Mr. Wen has seven years of investment management experience. He is a Portfolio Manager at Vident, specializing in portfolio management and trading of equity portfolios and commodities based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Denise Krisko, CFA
Ms. Krisko has been the President of the Vident since November 2014 and has over twenty years of investment management experience. Ms. Krisko was previously the Chief Investment Officer at Index Management Solutions, LLC (“IMS”). Prior to joining IMS in 2010, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

Habib Moudachirou, FRM
Mr. Moudachirou has been a Senior Portfolio Manager at Vident since 2018 and has over 17 years of experience that includes portfolio management in both active and strategic beta indexation internationally. Prior to joining Vident, he served as an Executive Director and Portfolio Manager at J.P. Morgan, where he was responsible for building and managing smart beta and alternative risk premia strategies; employing cost-effective and liquid replacement solutions for hedge fund exposure; and utilizing risk factor investing. From January 2012 to September 2015, he was a Portfolio Manager at Emerging Global Advisors, where he was responsible for managing smart beta emerging market focused ETFs. Mr. Moudachirou is also an Adjunct Professor at the New York University School of Professional Studies. He holds a B.S. in Physics from Pierre and Marie Curie University as well as an M.S. in Quantitative Finance from the University of Rennes, France. Additionally, Mr. Moudachirou has an M.S.E. in Statistics from the French National School of Statistics University and Information Analysis, ENSAI. He also holds the Financial Risk Manager designation.

Information About the Funds

Each Fund is a series of the Trust operating as an exchange-traded fund (“ETF”).  The Trust is an open-end management investment company organized as a Delaware statutory trust.  TIS serves as each Fund’s investment adviser.  TIS’ principal office is located at 5100 W. 115th Place, Leawood, Kansas 66211-2418.  Quasar Distributors, LLC (“Quasar”) is the distributor of the Funds’ shares.  Quasar is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Funds’ administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin, 53202.

Information About Vident

Vident’s principal office is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. Vident is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  As of November 30, 2019, Vident managed approximately $4.3 billion of client assets, which includes over 40 ETFs and UCITS for which Vident serves as sub-adviser.  Vident serves as investment adviser to high net worth individuals, investment companies, other pooled investment vehicles and other charitable organizations. Vident was formed in 2014 and provides sub-advisory services to multiple ETFs.  Vident is a wholly-owned subsidiary of Vident Financial, LLC, which is wholly owned by the Vident Investors’ Oversight Trust. The Vident Investors’ Oversight Trust is managed by its Trustees, Messrs. Brian L. Shepler, Mohammad I. Baki  and Mr. Vince L. Birley.

The following table sets forth the name, position and principal occupation of each current principal officer of Vident, each of whom can be located through Vident’s principal office location.

Name	Position/Principal Occupation
Denise M. Krisko	President
Anne C. Czizek	Chief Compliance Officer

Vident does not serve as investment adviser or sub-adviser to any other funds with an investment objective similar to the Funds.

Terms of the Sub-Advisory Agreement

If approved by shareholders of the Funds, the Sub-Advisory Agreement for each Fund will expire on the two-year anniversary of its execution, unless continued. The Sub-Advisory Agreement will continue in effect from year to year thereafter with respect to a Fund if such continuance is approved for the Fund at least annually in the manner required by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

The Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The terms of the Sub-Advisory Agreement between TIS and Vident are provided below. The form of the Sub-Advisory Agreement is attached hereto as Appendix A.

Sub-Advisory Services. The Sub-Advisory Agreement provides that, in conjunction with the Adviser, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for each Fund’s investment portfolio, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under the Sub-Advisory Agreement, the Sub-Adviser will monitor each Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund.

Brokerage. The Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee out of the unitary fee it receives from each Fund. The annual rate of portfolio management fees payable to the sub-adviser with respect to each Fund under the Sub-Advisory Agreement is equal to the amount set forth in the table below, payable quarterly, in arrears.

Fund	Minimum Fee	Rate
Tortoise Digital Payments Infrastructure Fund	$20,000	0.04% on first $250 million in assets 0.03% on next $250 million in assets 0.02% on assets over $500 million
Tortoise Global Water ESG Fund	$20,000	0.04% on first $250 million in assets 0.03% on next $250 million in assets 0.02% on assets over $500 million
Tortoise North American Pipeline Fund	$20,000	0.04% on first $250 million in assets 0.03% on next $250 million in assets 0.02% on assets over $500 million

As Vident did not serve as Sub-Adviser to the Fund during the fiscal period ended November 30, 2019, Vident did not receive any sub-advisory fees during that period. If Vident had served as Sub-Adviser to the Fund during the fiscal period ended November 30, 2019, TIS would have paid Vident $123,884, $20,000, and $16,602 in sub-advisory fees, respectively, to the Pipeline Fund, Water Fund and Digital Payments Fund using the proposed sub-advisory fee rate. The Digital Payments Fund would have paid less than the $20,000 minimum fee because the Fund commenced operations on January 31, 2019 and was only operational for a portion of the fiscal year.

Payment of Expenses. Under the Sub-Advisory Agreements, the Sub-Adviser agrees to bear all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, including provision of personnel, office space and equipment reasonably necessary to provide sub-advisory services to the Funds.

Limitation on Liability. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Adviser, the Trust, the Fund, or the Fund’s shareholders for any action or inaction of the Sub-Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under the Sub-Advisory Agreement.

Continuance. If the shareholders of each Fund approve the Sub-Advisory Agreement, the Sub-Advisory Agreement will expire on the two-year anniversary of its effective date, unless continued. Thereafter, the Sub-Advisory Agreement may be continued for successive one-year periods with respect to a Fund if approved at least annually in the manner required by the 1940 Act.

Termination. The Sub-Advisory Agreement for the Funds provides that the agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Board, the Adviser, the Sub-Adviser or the vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice.

Board Approval and Recommendation

Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement.  If the shareholders of  the Fund do not approve the Sub-Advisory Agreement, the Board will consider other alternatives to the Sub-Advisory Agreement including the identification of a new investment sub-adviser, or continuing to have the Fund managed solely by TIS.  The Board will take such action as it deems in the best interests of shareholders of the Fund.

The Board approved the Sub-Advisory Agreement at a meeting held on January 7, 2020.  Prior to the meeting, the Board received and considered information from Vident and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the Sub-Advisory Agreement (“Support Materials”).  Before voting to approve the Sub-Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the Sub-Advisory Agreement.  The Board considered the discussions it had with representatives of TIS and Vident regarding the Sub-Advisory Agreement. This information formed the primary basis for the Board’s determinations.

In reaching its decision to approve the Sub-Advisory Agreement, the Board, with the assistance of legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following, with respect to each Fund:  (1) the nature, extent and quality of the services to be provided to the Fund by Vident; (2) the experience of the portfolio manager from Vident that would manage the Fund and their specific experience managing assets in a manner similar to that which will be utilized by Vident in managing the Fund; (3) the fact that the fees payable to Vident under the Sub-Advisory Agreement would be payable by TIS and therefore not impact the overall unitary fee paid by the Fund; and (4) other factors the Board deemed relevant.

In approving the Sub-Advisory Agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the scope of services that Vident would provide under the Sub-Advisory Agreement, noting that such services will include but are not limited to the following with respect to the assets managed in conjunction with the Adviser: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) maintaining the required books and records for transactions that Vident effects on behalf of each Fund; (3) selecting broker-dealers to execute orders by the Sub-Adviser on behalf of the Funds; and (4) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered Vident’s capitalization as well as its significant experience serving as sub-adviser to other ETFs in a capacity similar to which it will serve as sub-adviser to the Funds.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Vident will provide to the Fund under the Sub-Advisory Agreement.

Investment Performance of the Fund.  The Trustees noted that Vident has not previously managed the Funds and consequently, each Fund’s historical performance was not relevant to their determination. The Trustees received information in the Support Materials regarding the performance of other investment vehicles managed by Vident, as well as the performance of other ETFs for which Vident has served as sub-adviser. With respect to other ETFs for which Vident has served as sub-adviser, the Board considered incidents of tracking error in those funds and Vident’s expectations for tracking error with respect to the Funds.  The Board concluded that Vident’s investment performance supported the decision to approve the Sub-Advisory Agreement.

Sub-Advisory Fee.  The Board reviewed and considered the sub-advisory fee payable by TIS to Vident under the Sub-Advisory Agreement.  The Board considered that the fees to be paid to Vident would be paid by TIS from the unitary fee TIS receives from each Fund, and would not impact the overall advisory fee currently paid by the Funds. The Board further determined that the fee reflected an appropriate allocation of the unitary fee paid to TIS given the role that each of TIS and Vident was expected to have in managing the Fund.  The Board concluded that the proposed sub-advisory fee was reasonable.

Costs and Profitability.  The Trustees considered the sub-advisory fees that TIS would pay to Vident under the Sub-Advisory Agreement. The Trustees noted that because the sub-advisory fees are paid by TIS, the overall fees paid by each Fund are not directly affected by the sub-advisory fees paid to Vident.  Consequently, the Trustees did not consider the costs of services provided by Vident or the profitability of their relationship with the Funds to be material factors for consideration given that Vident is not affiliated with TIS and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Economies of Scale and Fee Levels Reflecting Those Economies. Because the sub-advisory fee is not paid by the Funds, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as each Fund’s assets increase.

Other Benefits to Vident.  The Trustees considered the direct and indirect benefits that could be realized by Vident and its affiliates from its relationship with the Funds. The Trustees considered that Vident may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the Sub-Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of each Fund and its shareholders.

For the reasons set forth above, the Board unanimously recommends that shareholders of each Fund vote “FOR” the Sub-Advisory Agreement.

DESCRIPTION OF PROPOSAL 2
APPROVAL OF A “MANAGER OF MANAGERS” ARRANGEMENT

Background
You are being asked to approve a “manager of managers” arrangement that would permit the Funds and the Adviser to enter into, and materially amend, sub-advisory agreements with any sub-advisers retained by the Adviser and a Fund to manage all or a portion of the Fund’s assets without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Board, including the trustees that are not interested persons of the Trust as defined by the 1940 Act, as amended (“Independent Trustees”), has approved the use of a “manager of managers” arrangement, and any such arrangement utilized by the Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees).

If shareholders of the Funds approve Proposal 2, each Fund would be able to implement a “manager of managers” arrangement in the event that the Adviser is granted an SEC exemptive order. In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board, (including a majority of the Independent Trustees). In view of the fact that “manager of managers” exemptive orders are typically subject to the condition that shareholders of the fund approve a “manager of managers” arrangement prior to reliance on the exemptive order, the Board has determined to ask each Fund’s shareholders to approve the proposed “manager of managers” arrangement for each Fund in conjunction with the solicitation of shareholder approval of the other proposals discussed in this Proxy Statement. This approach is expected to save the Funds the cost of seeking shareholder approval of a “manager of managers” arrangement following the issuance of a relevant exemptive order.

Benefit to the Funds
Based on the recommendation of the Adviser, the Board believes that it is in the best interests of each shareholder to provide the Adviser and the Board with increased flexibility to recommend, supervise, evaluate and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the approval of the proposed “manager of managers” arrangement, each Fund would be required to call and hold a shareholder meeting of the Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement. Additionally, a Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, a Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows each Fund and the Adviser to make decisions regarding sub-advisory services solely with regard to merit and without factoring the significant costs and time delays associated with seeking and obtaining shareholder approval. It is anticipated that a “manager of managers” arrangement will permit the Funds to operate more efficiently and cost-effectively.

If shareholders approve Proposal 2 and the SEC grants the exemptive relief the Funds intend to seek, the Board will oversee the selection and engagement of sub-advisers for the Funds. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period. Prior to entering into, renewing or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

If shareholders of the Funds do not approve Proposal 2, the Funds would be required to solicit shareholder approval of new or materially amended sub-advisory agreements or further solicit Fund shareholders’ approval of a “manager of managers” arrangement.

Effect on Fees and Quality of Advisory Services
Proposal 2 does not affect the amount of investment advisory fees paid by the Funds to the Adviser. When entering into and amending sub-advisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services. The sub-advisory fees are paid by the Adviser out of a Fund’s investment advisory fee. The fees paid to the Adviser by the Funds will be considered by the Board in approving and renewing advisory and sub-advisory agreements.

Under Proposal 2, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by a Fund to the Adviser. Further, whether or not shareholders approve Proposal 2, the Adviser will continue to be required to provide the same level of management and administrative services to the Funds as it currently provides to the Funds.

Conditions for Establishing a Manager of Managers Arrangement
Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Adviser and the Trust intend to file a request for such exemptive relief with the SEC (the “Application”). Although there can be no assurance, the Adviser and the Trust expect that the SEC will grant such exemptive relief.

If shareholders of each Fund approve Proposal 2, the Adviser and each Fund would be authorized to (1) engage new or additional sub-advisers; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the Fund’s shareholders, provided that the Board, including a majority of the Independent Trustees, has approved the new or amended sub-advisory agreement.

Under the terms and conditions of the potential SEC exemptive order, the Adviser and the Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, a Fund would be required to provide its shareholders with an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.

The Board unanimously recommends that shareholders of each Fund vote “FOR” approval of a “Manager of Managers” arrangement.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.  As of the Record Date, there were 21,000,000 shares of the Pipeline Fund outstanding, 500,000 shares of the Water Fund outstanding and 300,000 shares of the Digital Payments Fund outstanding.

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of any Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in TIS, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.  As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of each of the Funds:

Tortoise North American Pipeline Fund

Name and Address	Number of Shares	Percentage of Fund
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5,484,244	26.12%
NFS LLC For the Benefit of its Customers P.O. Box 5000 Cincinnati, Ohio 45201-5000	4,307284	20.51%
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	2,381,838	11.34%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	2,090,159	9.95%
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	1,514,359	7.21%
Reliance Trust Company FBO TCI EB R/R P.O. Box 28004 Atlanta, GA 30358-0004	1,330,431	6.34%
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Floor 1 Jacksonville, FL 32246-6484	1,230,909	5.86%

Tortoise Global Water ESG Fund

Name and Address	Number of Shares	Percentage of Fund
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	215,161	43.03%
NFS LLC For the Benefit of its Customers P.O. Box 5000 Cincinnati, Ohio 45201-5000	71,545	14.31%
Bank of America P.O. Box 843869 Dallas, TX 75284-3869	68,938	13.79%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	35,003	7.00%
TD Ameritrade Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	28,933	5.79%

Tortoise Digital Payments Infrastructure Fund

Name and Address	Number of Shares	Percentage of Fund
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	148,232	49.41%
US Bank NA 1555 N. Rivercenter Dr. Suite 302 Milwaukee, WI 53212-3958	95,000	31.67%
NFS LLC For the Benefit of its Customers P.O. Box 5000 Cincinnati, Ohio 45201-5000	20,975	6.99%
TD Ameritrade Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	17,622	5.87%

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Funds as of the close of business on Record Date, are entitled to vote at the Special Meeting and any adjournments thereof.  Each share is entitled to one vote on each matter on which it is entitled to vote.

Quorum

In order for a vote on the Proposals to occur at the Special Meeting, there must exist a quorum of shareholders of the Funds.  The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve the Proposals is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting from time to time to a date not more than 90 days after the original date of the Special Meeting without further notice other than announcement at the Special Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion. Any adjournment of the Special Meeting with respect to a Fund will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act, approval of each Proposal with respect to a Fund will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If the shareholders of a Fund do not approve either Proposal, the Board will consider other possible courses of action for that Fund, as described above.

Proxies and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting.  Any shareholder of a Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Funds.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the Special Meeting and vote in person, please call (800) 967-5071.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting.  If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The Funds have engaged AST Fund Solutions, LLC (the “AST”) to assist in the solicitation of proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $150,000. The cost of solicitation will be will be borne by TIS and its affiliates.  In addition to the solicitation by mail, officers and employees of TIS and /or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  AST has also been retained as proxy tabulator.

The Funds will not bear any expenses in connection with the Special Meeting, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The Funds do not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call (800) 967-5071.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (800) 967-5071or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters to Come Before the Special Meeting

No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their shareholders.

Dated: January 23, 2020

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the ___ day of __________, 2020, by and between Tortoise Index Solutions, LLC, a Delaware limited liability company (the “Adviser”), Vident Investment Advisory, LLC, a Delaware limited liability company (the “Sub-Adviser”), and Managed Portfolio Series, a Delaware statutory trust (the “Trust”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Adviser has been retained to act as investment adviser to certain series within the Trust including those listed on Schedule A (each a “Fund”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated January 31, 2018, between the Adviser and the Trust; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (“Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services for the Fund and to manage the assets of the Fund (the “Fund Assets”) in conjunction with, and as directed by, the Adviser, on or after the date of this Agreement and the Sub-Adviser is willing to render such services, subject to supervision and direction of the Board and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints, and the Sub-Adviser hereby accepts the appointment, to act as sub-adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a)
Delivery of Trust Documentation.  The Adviser shall deliver to the Sub-Adviser copies of: (x) the Trust’s current Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (y) each Fund’s current prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”); and (z) all current Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”);

(b)
Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund;

(c)	The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that:

(i)
It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii)
It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv)
It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v)
It has delivered to the Adviser copies of its Form ADV as most recently filed with the SEC and will provide the Adviser and the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi)
It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii)
It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or foreign requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Sub-Adviser in order to perform its services contemplated by this Agreement; and

(viii)
This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d)	The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i)
It has all requisite power and authority to delegate discretionary authority over Fund Assets of the Fund to the Sub-Adviser and to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)	This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(iii)
This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(iv)	It has received a copy of Part 2A of the Sub-Adviser’s Form ADV as is currently in effect as of the date of this Agreement.

(e)
Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

The Sub-Adviser, in conjunction with the Adviser, will provide for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Adviser and set forth in the Prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Adviser and Sub-Adviser which guidelines and restrictions shall not be inconsistent with the Prospectus, as may be amended from time to time (“Written Guidelines”) and the Trust Procedures.

(a)
The Sub-Adviser, in conjunction with the Adviser, shall assume all investment duties and have full discretionary power and authority with respect to investment of the Fund Assets.  Without limiting the generality of the foregoing, the Sub-Adviser shall, with respect to the Fund Assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Prospectus, Written Guidelines, and Procedures, as may be amended from time to time and provided to the Sub-Adviser consistent with Section 1(a) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) promptly issue settlement instructions to custodians designated by the Adviser or the Trust; (v) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (vi) take such further action, including, the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Sub-Adviser shall deem necessary or appropriate, to carry out its duties under this Agreement.

(b)
The Sub-Adviser shall also furnish to or place at the disposal of the Adviser and/or the Trust such information, evaluations, analyses and opinions formulated or obtained by the Sub-Adviser in the discharge of its duties, as the Adviser and/or Trust may, from time to time, reasonably request.

(c)
The Sub-Adviser agrees, that in performing its duties hereunder, it will comply with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other applicable federal, state and foreign laws and regulations, and (iii) the provisions of the Organic Documents.

(d)
The Sub-Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust, the Adviser and any appropriate regulatory authorities.  The Sub-Adviser shall provide to the Adviser copies of any and all documentation relating to each Fund’s transactions upon reasonable request.  The Sub-Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request.

(e)
At the request of the Adviser from time to time, the Sub-Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Adviser has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Sub-Adviser believes a valuation provided by a pricing service for a security it has purchased for the Portfolio is materially inaccurate, Sub-Adviser agrees to promptly notify the Adviser and/or the Fund.  Sub-Adviser acknowledges that the Adviser, Sub-Adviser, each Fund, and its custodian or fund accountant may use different pricing vendors, which may result in valuation discrepancies and in the event of such discrepancies, the valuation used by each Fund to calculate its net asset value shall be controlling.

(f)
From time to time at the request of the Adviser, the Sub-Adviser will (i) meet, either in person or via teleconference, with the Adviser and with such other persons as the Adviser may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Adviser and such other persons as the Adviser may designate, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g)
The Adviser and the Sub-Adviser agree that only the Adviser and Sub-Adviser may exercise “investment discretion” over Fund Assets within the meaning of Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”), and only the Adviser and the Sub-Adviser may determine who shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) and the rules and regulations thereunder.

(h)
To the extent reasonably requested by the Trust, the Sub-Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of such policies and procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Sub-Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Sub-Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust, the Adviser and/or the Sub-Adviser in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i)
Except as permitted by the Trust Procedures, the Sub-Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by each Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j)
The Adviser or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund.  The Adviser or each Fund’s custodian (the “Custodian”) will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

(k)
The Adviser will be responsible for all class actions and lawsuits involving the securities held, or formerly held, in the Fund Assets of each Fund.  The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving any Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in a Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about any Fund to third parties for purposes of participating in any settlements relating to such class actions.

(l)
For the purpose of complying with Rule 10f-3(a)(5), Rule 12d3-1(c)(3)(ii), Rule 17a-10(a)(2) and Rule 17e-1(d)(2) under the 1940 Act, the Sub-Adviser hereby agrees that with respect to transactions in securities or other assets for a Fund: (i) it will not consult with any other sub-adviser to the Fund or any sub-adviser to a separate series of the Trust for which the Adviser serves as investment adviser; and (ii) its responsibility in providing investment advisory services to the Fund in conjunction with the Adviser shall be limited solely to the Fund Assets. Adviser will furnish to Sub-Adviser a current list of all such sub-advisers and principal underwriters and affiliated persons thereof, as well as affiliated persons of the Fund, and shall notify Sub-Adviser promptly of any changes to such list.

3.	BROKERAGE

As delegated by the Adviser, the Sub-Adviser is responsible for decisions to buy and sell securities for each Fund and shall determine which entity will effect individual orders for the purchase and sale of securities for the Fund. The Sub-Adviser is responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that neither the Adviser or Sub-Adviser shall direct an order to an affiliated person of the Adviser or Sub-Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  A primary consideration for the Sub-Adviser in effecting a securities transaction will be execution at the most favorable price.  However, in selecting a broker-dealer to execute each particular transaction, the Sub-Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund.  Subject to the same policies and legal provisions, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser, the Sub-Adviser or any affiliated person thereof.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine, and the Sub-Adviser shall report on such allocations regularly to the Adviser who shall report to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients in accordance with the Sub-Adviser’s policies on trade allocation and aggregation.

The Adviser authorizes and empowers the Sub-Adviser to open and maintain trading accounts in the name of each Fund and to execute for each Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Sub-Adviser shall select as provided herein.  The Sub-Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian.

The Sub-Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub-Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a)	Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that a Fund shall assume the expense of:

(i)	Brokerage commissions for transactions in the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of Fund investments;

(ii)	Custodian fees and expenses;

(iii)	All taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(iv)	Interest payable on any Fund borrowings.

(b)
The Sub-Adviser specifically agrees that with respect to the Fund Assets of a Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, (ii) the costs of any special Board meetings initiated by the Sub-Adviser, and (iii) the costs of any shareholder meetings convened as a result of a change in control of the Sub-Adviser, or for the primary benefit of the Sub-Adviser. If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(c)	Nothing in this Agreement shall alter the allocation of expenses and costs agreed to between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

5.	SUB-ADVISORY FEES

For all of the services rendered with respect to a Fund as herein provided, the Adviser shall pay to the Sub-Adviser, with respect to the Fund Assets, a fee (the payment of which the Fund shall have no obligation or liability), at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued by the Adviser daily and shall be payable quarterly in arrears.   The Adviser will use its commercially reasonable efforts to cause the quarterly payment to be made to the Sub-Adviser approximately on or about the same date upon which the Trust pays the Adviser its advisory fee.  If fees begin to accrue with respect to Fund Assets during the middle of a calendar quarter, all fees for the period from that date to the end of the calendar quarter shall be prorated according to the proportion that the period bears to the full calendar quarter.  In the case of termination of this Agreement with respect to a Fund during any calendar quarter, all fees accrued with respect to Fund Assets from the beginning of that calendar quarter to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full calendar quarter and shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

6. LIABILITY; STANDARD OF CARE

The Sub-Adviser shall act at all times in the best interests of a Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Sub-Adviser shall not be liable to the Adviser, the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Sub-Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under this Agreement.

In no event shall the Sub-Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     The Sub-Adviser, its affiliated persons, agents and employees, shall not be liable to the Adviser, the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(a)	The Fund’s or the Adviser’s directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	Acts or omissions of the Adviser, the Custodian or the Fund, their respective affiliated persons, agents or employees.

     No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

 The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

 Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other parties and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Sub-Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations or duties hereunder.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest.  Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

The provisions of the prior two paragraphs of this Section 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)
This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required, by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of effectiveness with respect to a Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b)
This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, by the Adviser, or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser.  In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(c)	This Agreement shall terminate automatically in the event (i) of any transfer or assignment thereof, as defined in the 1940 Act, or (ii) the Advisory Agreement is terminated.

8.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and a Fund are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund.  Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.	NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11.	CONFIDENTIALITY

Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to a Fund and the actions of the Sub-Adviser and the Fund in respect thereof.  It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, a Fund or such persons as the Adviser, with the consent of the Fund, may designate in connection with the Fund.  It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for a Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.  The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in a Fund shall be deemed proprietary information of the Trust, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information.  Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12.	USE OF SUB-ADVISOR’S NAME; NAME OF A FUND OR THE TRUST

Sub-Adviser hereby grants to each Fund and Adviser a non-exclusive, royalty-free, worldwide license to use the Sub-Adviser’s name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement.  The Adviser shall furnish, or shall cause to be furnished, to the Sub-Adviser or its designee, each piece of Fund sales literature or other promotional material in which the Sub-Adviser is named, at least two (2) business days prior to its use.  The Sub-Adviser shall be permitted to review and approve the material in written or electronic form prior to such printing.  No such material shall be used if the Sub-Adviser or its designee reasonably objects to such use within two (2) business days after receipt of this material, such approval, may not be unreasonably withheld.

The Sub-Adviser shall not use the name of Adviser, the Trust or any Fund for other than internal use in a manner not approved by the Adviser or the Trust, as applicable, prior thereto in writing, which approval shall not be unreasonably held or delayed; provided however, that the approval of the Adviser or Trust, as applicable, shall not be required for the use of the name of the Adviser, Trust or Fund which: (a) merely refers in accurate or factual terms to the Adviser, the Trust or a Fund in connection with the Sub-Adviser’s role with respect to the Trust or a Fund or (b) is required by any appropriate regulatory, governmental or judicial authority.

13.	ANTI-MONEY LAUNDERING COMPLIANCE

The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Sub-Adviser agrees to cooperate with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.

15.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser.

16.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Tortoise Index Solutions, LLC 5100 W. 115th Street Leawood, Kansas 66211

SUB-ADVISER:	Vident Investment Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia 30009

FUND:	Managed Portfolio Series 777 East Wisconsin Avenue, 10th Floor Milwaukee, WI 53202 Attn: Thomas A. Bausch

17.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.	ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19.	MISCELLANEOUS

(a)	This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b)	This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c)
If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d)	The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e)	Sections 2(d), 2(h), 2(i), 2(k) 6, 11, 13, 14, 17 and 19 shall survive termination of this Agreement.

(f)
The parties agree that the Trust and each Fund are third party beneficiaries of this Agreement as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser pursuant to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

TORTOISE INDEX SOLUTIONS, LLC By: __________________________________ Name: Title:
VIDENT INVESTMENT ADVISORY, LLC By: __________________________________ Name: Title:
MANAGED PORTFOLIO SERIES By: __________________________________ Name: Title:

SCHEDULE A
FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Allocated Assets

Fund	Minimum Fee	Rate
Tortoise Digital Payments Infrastructure Fund	$20,000	0.04% on first $250 million in assets 0.03% on next $250 million in assets 0.02% on assets over $500 million
Tortoise Global Water ESG Fund	$20,000	0.04% on first $250 million in assets 0.03% on next $250 million in assets 0.02% on assets over $500 million
Tortoise North American Pipeline Fund	$20,000	0.04% on first $250 million in assets 0.03% on next $250 million in assets 0.02% on assets over $500 million

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

SAMPLE BALLOT ONLY

Tortoise Global Water ESG Fund

a Series of Managed Portfolio Series

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 16, 2020

The undersigned, revoking prior proxies, hereby appoints Brian R. Wiedmeyer and Benjamin Eirich, each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Stockholders of Tortoise Global Water ESG Fund (the "Fund") to be held at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on March 16, 2020, at 1:00 p.m. local time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-5071**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on March 16, 2020. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/TortoiseFunds/docs/ETF2020Proxy.pdf

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

SAMPLE BALLOT ONLY

Tortoise Digital Payments Infrastructure Fund

a Series of Managed Portfolio Series

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 16, 2020

The undersigned, revoking prior proxies, hereby appoints Brian R. Wiedmeyer and Benjamin Eirich, each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Stockholders of Tortoise Digital Payments Infrastructure Fund (the "Fund") to be held at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on March 16, 2020, at 1:00 p.m. local time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-5071**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on March 16, 2020. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/TortoiseFunds/docs/ETF2020Proxy.pdf

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

Tortoise North American Pipeline Fund

a Series of Managed Portfolio Series

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 16, 2020

The undersigned, revoking prior proxies, hereby appoints Brian R. Wiedmeyer and Benjamin Eirich, each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Stockholders of Tortoise North American Pipeline Fund (the "Fund") to be held at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on March 16, 2020, at 1:00 p.m. local time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-5071**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on March 16, 2020. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/TortoiseFunds/docs/ETF2020Proxy.pdf